SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 28, 2004.

USG Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-8864

Delaware	36-3329400

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

125 South Franklin Street, Chicago, Illinois	60606-4678

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code           (312) 606-4000

Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
Press Release

Item 12. Results of Operations and Financial Condition.

On April 28, 2004, USG Corporation issued a press release containing earnings information for the quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION Registrant
Date: April 28, 2004	By:	/s/ Richard H. Fleming
Richard H. Fleming,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	USG Corporation press release dated April 28, 2004.